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                             [INTEGCOM CORP. LOGO]

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
  NUMBER                                                                                   SHARES

COMMON STOCK                         INTEGCOM CORP.                                   CUSIP 45811D 10 5
                   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    SEE REVERSE FOR CERTAIN DEFINITIONS

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THIS CERTIFIES THAT

is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE OF

INTEGCOM CORP. transferable on the books of the Corporation in person or by duly authorized Attorney on surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.


         [SEAL]          Dated:
                                (SIGNATURE TO COME)      (SIGNATURE TO COME)
                                            Secretary                  President

                        Countersigned and Registered:
                                          JERSEY TRANSFER & TRUST CO.
                                                                  Transfer Agent
                                                                   and Registrar
                        By
                                                            Authorized Signature

                        NOTE: LOGO IS FOR POSITION ONLY.


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
--------------------------------------     -----------------------------------------------------
  AMERICAN BANK NOTE COMPANY                  PRODUCTION COORDINATOR BELINDA BECK: 215-764-8619
      55th and Sansom St.                               PROOF OF FEBRUARY 8, 2000
      PHILA., PA 19139                                        INTEGCOM
       (215) 764-8600                                       H 65153 Face 1
--------------------------------------     -----------------------------------------------------
SALES: L. TOGLIA: 212-593-5700                          OPERATOR:              hj
--------------------------------------     -----------------------------------------------------
HOME 15/ LIVE JOBS/1/INTEGCOM 65153                              NEW
--------------------------------------     -----------------------------------------------------
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


                                 INTEGCOM CORP.

     The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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

TEN COM -- as tenants in common             UNIF GIFT MIN ACT -- ..........Custodian..........
TEN ENT -- as tenants by the entireties                             (Cust)           (Minor)
JT TEN  -- as joint tenants with right                           under Uniform Gifts to Minors
           of survivorship and not as                            Act...........................
           tenants in common                                                 (State)
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      Addition abbreviations may also be used though not in the above list.


For value received, ...................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OR ASSIGNEE
----------------------------------------

----------------------------------------........................................
 ................................................................................
Please print or typewrite name and address including postal zip code of assignee
 ................................................................................
 ................................................................................
 ..........................................................................Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
 ..........................................................................
 ..........................................................................
Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated, ................

              ------------------------------------------------------------------
      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
              WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNTURE(S) GUARANTEED:  .......................................................
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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
--------------------------------------     -----------------------------------------------------
  AMERICAN BANK NOTE COMPANY                  PRODUCTION COORDINATOR BELINDA BECK: 215-764-8619
      55th and Sansom St.                               PROOF OF FEBRUARY 8, 2000
      PHILA., PA 19139                                        INTEGCOM
       (215) 764-8600                                       H 65153 BK 1
--------------------------------------     -----------------------------------------------------
SALES: L. TOGLIA: 212-593-5700                          OPERATOR:              hj
--------------------------------------     -----------------------------------------------------
HOME 15/ LIVE JOBS/1/INTEGCOM 65153                              NEW
--------------------------------------     -----------------------------------------------------

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